Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Distribution Management Services, Inc. on Form 10-QSB for the period ending February 28, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Leo Greenfield, Principal Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

July 27, 2007                           /s/ Leo Greenfield
                                        --------------------------------
                                        Leo Greenfield,
                                        CEO, Principal Executive Officer
                                        and Principal Accounting Officer